UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2010

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

☐            Soliciting material pursuant to Rule lea-12 under the Exchange Act (17 CAR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2010, Starwood Property Trust, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2010. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On November 4, 2010, Ellis F. Rinaldi resigned from the Board of Directors (the “Board”) of the Company effective immediately, after having served on the Board since August 2009. Mr. Rinaldi was a member of the investment committee of the Board. Mr. Rinaldi’s resignation did not involve a disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

Election of New Director

On November 4, 2010, the Board elected Boyd W. Fellows as a director of the Company to fill the vacancy created by the resignation of Mr. Rinaldi. Mr. Fellows was also appointed to the investment committee of the Board.  As an executive director, Mr. Fellows will not receive compensation from the Company for his service on the Board.

Resignation of Officer

On November 4, 2010, Jeffrey G. Dishner resigned as President of the Company effective immediately, after having served in that position since August 2009. Mr. Dishner’s resignation did not involve a disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

Election of New Officer

On November 4, 2010, the Board elected Boyd W. Fellows as President of the Company to fill the vacancy created by the resignation of Mr. Dishner.  Mr. Fellows, age 50, joined the Company’s external manager, SPT Management, LLC, in October 2010. Mr. Fellows has been a partner at Coastal Capital since September 2008, and he served as one of the executives running the commercial real estate finance business of Countrywide Financial Corporation from April 2004 until September 2008.  Mr. Fellows will not receive compensation from the Company for his service as President.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 9, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2010	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Authorized Signatory